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                                                                   Exhibit 10.59


                         FIRST AMENDMENT TO EMPLOYMENT
                          AND NONCOMPETITION AGREEMENT

     This First Amendment to Employment and Noncompetition Agreement (this "AMENDMENT") is entered into as of the __ day of February, 2001 ("EFFECTIVE DATE") by and between Marketing Specialists Sales Company, a Delaware corporation and successor-in-interest by merger to Merkert Enterprises, Inc., a Massachusetts corporation ("EMPLOYER") and Glenn Gillam, an individual residing in the State of Massachusetts ("EXECUTIVE").

                             PRELIMINARY STATEMENTS

     A. Executive and Employer entered into that certain Employment and Noncompetition Agreement ("AGREEMENT"), dated as of December 18, 1998.

     B. Subject to the terms and conditions below, Employer and Executive desire to amend the Agreement to expand Executive's covenant not to compete to include manufacturers and customers of Employer and to extend the term of the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants and agreements herein set forth, and other good and valuable consideration, the adequacy and receipt thereof being hereby acknowledged, Executive and Employer have agreed to amend the Agreement as hereafter provided.

                             STATEMENT OF AGREEMENT

     1. AMENDMENT TO NONCOMPETITION PROVISIONS. The Agreement is hereby amended by adding a new provision to Section 7(d) of the Agreement to expand the definition of the term "Restricted Business" to include "Principals" and "Customers" as defined in Section 7(e) of the Agreement. As of the Effective Date, the term "Restricted Business" shall mean:

          (A) any business which is competitive with any business conducted by Employer on the date of the termination of Executive's employment with Employer, and

          (B) any business which is competitive with any business conducted by the Employer within the twelve (12) month period immediately preceding the termination of Executive's employment with Employer, and

          (C) any business which is competitive with any business Employer actively considered entering within twelve(12) months preceding the date of the termination of Executive's


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               employment with Employer if the Executive has knowledge of such consideration and Employer in fact commences conducting such business during the Restricted Period. Notwithstanding the foregoing, Executive may own up to one percent (1%) of the outstanding stock of a publicly held corporation which constitutes or is affiliated with a Restricted Business, and

          (D) any business of a Principal or Customer (as defined in subsection 7(e) of the Agreement) that as of the date of Executive's termination for any reason (i) had a relationship with Employer at any time during the twelve (12) months immediately preceding Executive's termination, (ii) has a relationship with Employer at the time of Executive's termination, or (iii) has a relationship with Employer that is terminated within twelve (12) months immediately following the date of Executive's termination from Employer.

     2. CONSIDERATION FOR AMENDMENT. As consideration for the execution and compliance with the terms of this Amendment, Employer shall pay to Executive a one (1) time, lump sum, bonus payment of Twenty Five Thousand Dollars ($25,000) ("Bonus"). Such Bonus shall be paid to the Executive within ten (10) days of the Effective Date of this Amendment and shall be subject to all applicable taxes and withholding requirements

     3. EXTENSION OF TERM. The Agreement is amended by deleting Section 3 in its entirety, and in lieu thereof, inserting the following new Section 3:

                    Subject to the provisions of Section 6, the term of
               employment pursuant to the Agreement and this Amendment shall be three (3) years from the Effective Date of this Amendment ("Initial Term")and shall continue month to month thereafter ("Extended Term"), subject to either party's thirty (30) day advance notice of non-renewal ("Non-renewal Notice").

     3. BENEFITS AND PERQUISITES. The Agreement is amended by adding the following new provision to Section 4(d):

               (iv) COUNTRY CLUB DUES. During the Initial Term and any Extended
                    Term, Employer shall reimburse Executive for his membership dues to a country club selected by Executive and approved by Employer. Executive shall be responsible for submitting this expense to Employer in accordance with Employer's reimbursement policies.


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     5.   OTHER TERMS. Except as stated herein, all other terms, conditions and provisions of the Agreement shall remain in full force and effect.

     6. COUNTERPARTS. This Amendment may be executed in multiple counterparts each of which shall be an original, but all of which taken together shall constitute one instrument.

     IN WITNESS WHEREOF, this Amendment has been executed and delivered by the undersigned effective as of the date first set forth above.


                                            EXECUTIVE:


                                            ____________________________________
                                            Glenn Gillam

                                            ____________________________________
                                            Date



                                            MARKETING SPECIALISTS SALES COMPANY:

                                            By:_________________________________

                                            Name:_______________________________

                                            Title:______________________________


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